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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) May 14, 2003

                         MARKWEST ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



         Delaware                      1-31239                  27-0005456
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)



        155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: 303-290-8700








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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

      99.1  Press Release dated May 14, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

      On May 14, 2003, MarkWest Energy Partners, L.P. (the "Partnership") announced its consolidated financial results for the quarter ended March 31, 2003. A copy of the Partnership's earnings press release is furnished as Exhibit
99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 12 of Form 8-K under Item 9 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Partnership under the Securities Act of 1933, as amended.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MARKWEST ENERGY PARTNERS, L.P.
                                             (Registrant)

                                       By: MarkWest Energy GP, L.L.C.,
                                           Its General Partner

Date:   May 14, 2003                   By:   /s/ Donald C. Heppermann
                                           ------------------------------------
                                             Donald C. Heppermann, Senior
                                             Executive Vice President, Chief
                                             Financial Officer and Secretary